Significant changes in the current reporting period	6 Months Ended
Jun. 30, 2026
Corporate information and statement of IFRS compliance [abstract]
Significant changes in the current reporting period	General information
Alvotech (the “Parent” or the “Company” or “Alvotech”) is a Luxembourg public limited company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and is registered with the Luxembourg Trade and Companies’ Register under number B 258884. The Company was incorporated on 23 August 2021. These unaudited condensed consolidated financial statements were approved by the Group’s Board of Directors, and authorized for issue, on 19 August 2026.
The Company and its subsidiaries (collectively referred to as the “Group”) are a global biotech company specialized in the development and manufacture of biosimilar medicines for patients worldwide. The Group has commercialized a certain biosimilar product and has multiple biosimilar molecules.
1.2 Information about shareholders
Significant shareholders of the Company are Aztiq Pharma Partners S.à r.l. (Aztiq) and Alvogen Lux Holdings S.à r.l. (Alvogen), with 29.1% and 28.2% ownership interest as of 30 June 2026, respectively. The remaining 42.7% ownership interest is held by various entities, with no single shareholder holding more than 2.4% ownership interest as of 30 June 2026.
1.3 Going concern
The Group has primarily funded its operations with proceeds from the issuance of ordinary shares and the issuance of loans and borrowings to both related parties and third parties. The Group incurred a net loss of $65.8 million for the six months ended 30 June 2026, compared to a net profit of $141.7 million for six months ended 30 June 2025, primarily reflecting the lower non-cash gains from fair value adjustments on derivative liabilities that benefited the comparative period, and had an accumulated deficit of $2,475.6 million as of 30 June 2026 and $2,409.8 million as of 31 December 2025. The Group used of $80.2 million of cash in operating activities during the six months ended 30 June 2026, compared to net cash generated from operating activities of $68.3 million during six months ended 30 June 2025.
As of 30 June 2026, the Group had cash and cash equivalents of $142.8 million and current assets less current liabilities of $213.8 million.
During the six months ended 30 June 2026, the Group continued to advance its biosimilar pipeline, expand commercialization activities for recently launched products and progress regulatory review and development activities across multiple pipeline assets. The Group recognized significant milestone revenue during the period and completed an equity financing in June 2026, generating gross proceeds of $164.6 million, as well as securing access to an additional $75.0 million financing facility.
Management has prepared cash flow forecasts covering a period of at least twelve months from the date of issuance of these unaudited condensed consolidated interim financial statements. In preparing these forecasts, management considered the Group's cash and cash equivalents on hand, expected cash receipts from product sales and milestone payments under existing licensing and commercialization agreements, anticipated operating expenditures, debt service obligations and available funding arrangements.
The Group expects to fund its activities through a combination of cash and cash equivalents on hand, cash generated from product revenues and milestone payments under existing collaboration and commercialization arrangements, and access to existing financing arrangements. Although the timing of future cash inflows remains dependent on a number of factors, including product launches, regulatory approvals and the achievement of contractual milestones, the Group's liquidity position was strengthened during the six months ended 30 June 2026 through commercial activities and the completion of an equity financing. This may mean that the Group ultimately might need to rely on other financing arrangements in the future, such as successive capital increases or debt financings that are not wholly within the control of the Group. If such funding is unavailable, then management may be required to delay, limit, reduce or terminate one or more of its research or product development programs or future commercialization efforts to free up sufficient cash.
Based on the the existing cash on hand, funding received to date, and projected future cash flows, management concluded that the Group has adequate resources to continue operations and meet its obligations as they fall due for at least one year from the date of issuance of these unaudited condensed consolidated interim financial statements. Accordingly, no material uncertainty exists regarding the Group's ability to continue as a going concern.
Significant changes in the current reporting period
The financial position and performance of the Group was impacted by the following events and transactions during the six months ended 30 June 2026:
In January 2026, the Group entered into a settlement and licensing agreement with Regeneron and Bayer relating to AVT06, the Group’s proposed biosimilar to Eylea (aflibercept), which is approved for marketing in the European Economic Area, United Kingdom and Japan. The agreement provides commercialization rights in specified territories outside the United States and supports the Group’s planned regulatory and commercialization activities for AVT06.
In February 2026, the Group entered into new supply and commercialization agreements with Sandoz covering multiple biosimilar candidates in Canada, Australia, and New Zealand, further expanding the Group’s geographic commercial footprint.
In February 2026, the Group announced positive top‑line results from its pivotal pharmacokinetic study for AVT80, a proposed biosimilar to Entyvio (vedolizumab). These results enable the Group to progress toward regulatory submissions.
In February 2026, the Company issued 12,500,000 new shares, all of which were subscribed by its wholly‑owned subsidiary Alvotech Manco ehf. and classified as treasury shares without voting or dividend rights. The increase in treasury shares was undertaken to restore the number of treasury shares available following settlement of shares lent under the stock‑lending facility that supported investors’ hedging of the Convertible Bonds issued in December 2025 (refer to Note 16) and to ensure the Company maintains a sufficient pool of shares for outstanding financial commitments, including warrants, convertible instruments, and share‑based compensation programs.
In February 2026, the Board approved additional workforce optimization initiatives and recognized termination benefits and related costs. A termination benefit liability of $1.4 million as of 30 June 2026.
In May 2026, the U.S. Food and Drug Administration ("FDA") completed a routine current Good Manufacturing Practice ("cGMP") surveillance inspection of Alvotech's manufacturing facility in Reykjavik, Iceland, and issued inspection observations. The Company continued implementation of quality system and manufacturing enhancements in response to the inspection observations and remained on track to proceed with planned regulatory submissions.
In June 2026, the Company announced resubmission of the BLAs to the FDA for AVT05, a proposed biosimilar to Simponi® and Simponi Aria® (golimumab), and AVT06, a proposed biosimilar to Eylea® (aflibercept) following completion of actions taken in response to FDA inspection observations and the routine FDA inspection process.
In June 2026, the FDA accepted for review the BLA for AVT16, the Company's proposed interchangeable biosimilar to Entyvio® (vedolizumab).
In June 2026, the Company completed an underwritten public offering of 26,066,667 ordinary shares, including the full exercise of the underwriters' option to purchase additional shares, and a concurrent private placement of 17,826,666 ordinary shares, each at a price of $3.75 per share. The transaction closed on 17 June 2026 and generated aggregate gross proceeds of $164.6 million. The proceeds strengthened the Company's liquidity position and are intended to support ongoing business operations, including advancement of its biosimilar pipeline, product launches and global commercial activities.
In June 2026, the Group amended its existing credit agreement with existing lenders to provide an additional term loan facility of up to $75 million. The additional term loan facility bears interest at 12.5% per annum, payable monthly in cash, and matures on 31 December 2027. The facility ranks pari passu with the Company's existing super-priority term loans and may be drawn through 15 August 2026, subject to the satisfaction of customary closing conditions. No amounts were drawn under the facility as of 30 June 2026. The proceeds are expected to support the continued execution of the Company's growth strategy, including advancement of its biosimilar pipeline, product launches and expansion of global commercial operations.